                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


     The undersigned hereby authorizes Vernon B. Schwartz, David A. Smith and David M. Perna, or any of them, with full power of substitution, to sign on his behalf, in the capacity stated below, the Annual Report on Form 10-K for the year ended December 31, 1993 (the "10-K") of Catellus Development Corporation (the "Company"), and to file such 10-K together with exhibits thereto and any post-effective amendment to the 10-K and other documents in connection therewith, with the Securities ad Exchange Commission.



Dated:  March 10, 1994                   /s/ Joseph F. Alibrandi
                                         -----------------------
                                             Joseph F. Alibrandi

                               POWER OF ATTORNEY


     The undersigned hereby authorizes Vernon B. Schwartz, David A. Smith and David M. Perna, or any of them, with full power of substitution, to sign on his behalf, in the capacity stated below, the Annual Report on Form 10-K for the year ended December 31, 1993 (the "10-K") of Catellus Development Corporation (the "Company"), and to file such 10-K together with exhibits thereto and any post-effective amendment to the 10-K and other documents in connection therewith, with the Securities ad Exchange Commission.



Dated:  March 16, 1994                   /s/ John E. Zuccotti
                                         ---------------------
                                             John E. Zuccotti

                               POWER OF ATTORNEY


     The undersigned hereby authorizes Vernon B. Schwartz, David A. Smith and David M. Perna, or any of them, with full power of substitution, to sign on his behalf, in the capacity stated below, the Annual Report on Form 10-K for the year ended December 31, 1993 (the "10-K") of Catellus Development Corporation (the "Company"), and to file such 10-K together with exhibits thereto and any post-effective amendment to the 10-K and other documents in connection therewith, with the Securities ad Exchange Commission.



Dated:  March 16, 1994                   /s/ Judd D. Malkin
                                         ------------------
                                             Judd D. Malkin

                               POWER OF ATTORNEY


     The undersigned hereby authorizes Vernon B. Schwartz, David A. Smith and David M. Perna, or any of them, with full power of substitution, to sign on his behalf, in the capacity stated below, the Annual Report on Form 10-K for the year ended December 31, 1993 (the "10-K") of Catellus Development Corporation (the "Company"), and to file such 10-K together with exhibits thereto and any post-effective amendment to the 10-K and other documents in connection therewith, with the Securities ad Exchange Commission.



Dated:  March 16, 1994                   /s/ Robert D. Krebs
                                         -------------------
                                             Robert D. Krebs

                               POWER OF ATTORNEY


     The undersigned hereby authorizes Vernon B. Schwartz, David A. Smith and David M. Perna, or any of them, with full power of substitution, to sign on his behalf, in the capacity stated below, the Annual Report on Form 10-K for the year ended December 31, 1993 (the "10-K") of Catellus Development Corporation (the "Company"), and to file such 10-K together with exhibits thereto and any post-effective amendment to the 10-K and other documents in connection therewith, with the Securities ad Exchange Commission.



Dated:  March 10, 1994                   /s/ Gary M. Goodman
                                         -------------------
                                             Gary M. Goodman

                               POWER OF ATTORNEY


     The undersigned hereby authorizes Vernon B. Schwartz, David A. Smith and David M. Perna, or any of them, with full power of substitution, to sign on his behalf, in the capacity stated below, the Annual Report on Form 10-K for the year ended December 31, 1993 (the "10-K") of Catellus Development Corporation (the "Company"), and to file such 10-K together with exhibits thereto and any post-effective amendment to the 10-K and other documents in connection therewith, with the Securities ad Exchange Commission.



Dated:  March 16, 1994                   /s/ Darla Totusek Flanagan
                                         --------------------------
                                             Darla Totusek Flanagan

                               POWER OF ATTORNEY


     The undersigned hereby authorizes Vernon B. Schwartz, David A. Smith and David M. Perna, or any of them, with full power of substitution, to sign on his behalf, in the capacity stated below, the Annual Report on Form 10-K for the year ended December 31, 1993 (the "10-K") of Catellus Development Corporation (the "Company"), and to file such 10-K together with exhibits thereto and any post-effective amendment to the 10-K and other documents in connection therewith, with the Securities ad Exchange Commission.



Dated:  March 16, 1994                   /s/ John E. Neal
                                         ----------------
                                             John E. Neal

                               POWER OF ATTORNEY


     The undersigned hereby authorizes Vernon B. Schwartz, David A. Smith and David M. Perna, or any of them, with full power of substitution, to sign on his behalf, in the capacity stated below, the Annual Report on Form 10-K for the year ended December 31, 1993 (the "10-K") of Catellus Development Corporation (the "Company"), and to file such 10-K together with exhibits thereto and any post-effective amendment to the 10-K and other documents in connection therewith, with the Securities ad Exchange Commission.



Dated:  March 23, 1994                   /s/ Jacqueline R. Slater
                                         ------------------------
                                             Jacqueline R. Slater

                               POWER OF ATTORNEY


     The undersigned hereby authorizes Vernon B. Schwartz, David A. Smith and David M. Perna, or any of them, with full power of substitution, to sign on his behalf, in the capacity stated below, the Annual Report on Form 10-K for the year ended December 31, 1993 (the "10-K") of Catellus Development Corporation (the "Company"), and to file such 10-K together with exhibits thereto and any post-effective amendment to the 10-K and other documents in connection therewith, with the Securities ad Exchange Commission.



Dated:  March 16, 1994                   /s/ Joseph R. Seiger
                                         --------------------
                                             Joseph R. Seiger

                               POWER OF ATTORNEY


     The undersigned hereby authorizes Vernon B. Schwartz, David A. Smith and David M. Perna, or any of them, with full power of substitution, to sign on his behalf, in the capacity stated below, the Annual Report on Form 10-K for the year ended December 31, 1993 (the "10-K") of Catellus Development Corporation (the "Company"), and to file such 10-K together with exhibits thereto and any post-effective amendment to the 10-K and other documents in connection therewith, with the Securities ad Exchange Commission.




Dated:  March 15, 1994                   /s/ Tom C. Stickel
                                         -----------------
                                             Tom C. Stickel